UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2016

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State of Incorporation)

000-53127	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

112 W. 34th Street, 17th Floor
New York, NY	10120
(Address of Principal Executive Offices)	(Zip Code)

(212) 946-4856
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

On June 8, 2016, Lion Biotechnologies, Inc. issued a press release announcing that its Board of Directors has determined to reschedule the company's 2016 Annual Meeting of Stockholders, which was originally scheduled to be held on Friday, June 10, 2016. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Lion Biotechnologies, Inc. on June 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2016	LION BIOTECHNOLOGIES, INC.

	By:	/s/ MOLLY HENDERSON
Molly Henderson, Chief Financial Officer